Supplement to the
Fidelity® Large Cap Growth Enhanced
Index Fund, Fidelity Large Cap Value
Enhanced Index Fund, Fidelity Large Cap
Core Enhanced Index Fund, Fidelity Mid
Cap Enhanced Index Fund, Fidelity Small
Cap Enhanced Index Fund, Fidelity
International Enhanced Index Fund
April 29, 2009
Prospectus

Effective February 4, 2010, Premkumar Narasimhan no longer serves as a portfolio manager of the funds. All references to Mr. Narasimhan are no longer applicable.

Effective September 14, 2009, the following information replaces the "Minimums" table found in the "Buying and Selling Shares" section on page 15.

Minimums
Initial Purchase	$10,000
Balance	$10,000

Effective September 14, 2009, the following information replaces the similar information found in the "Buying Shares" section on page 15.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Strategic Advisers, Inc. (Strategic Advisers®) or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service.

The following information replaces the similar information found in the "Selling Shares" section on page 18.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Effective December 1, 2009, the following information supplements the biographical information found in the "Fund Management" section on page 21.

Maximilian Kaufmann has been a Portfolio Manager with Geode since August 2009. He serves as a Portfolio Manager of the funds, which he has managed since December 2009. He also serves as a Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Kaufmann was a Senior Vice President at PanAgora Asset Management from 2003 to 2007 and Lazard Asset Management from 2007 to 2009.

GEI-10-01 February 19, 2010
1.857348.105

Supplement to the

Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund,
Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund,
Fidelity Small Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund

Funds of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2009

Effective February 4, 2010, Premkumar Narasimhan no longer serves as a portfolio manager of the funds. All references to Mr. Narasimhan in the "Management Contracts" section beginning on page 27 are no longer applicable.

The following information supplements similar information found in the "Management Contracts" section beginning on page 27.

Each fund is managed by Geode®, a sub-adviser to each fund. Maximilian Kaufmann is a portfolio manager of each fund and receives compensation for his services. As of December 31, 2009, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager's compensation may be deferred based on criteria established by Geode or at the election of the portfolio manager.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager's bonus is linked to each fund's relative pretax investment performance measured against the index identified below for the fund. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Fund	Benchmark Index
International Enhanced Index Fund	MSCI® EAFE® Index
Large Cap Core Enhanced Index Fund	S&P 500® Index
Large Cap Growth Enhanced Index Fund	Russell 1000® Growth Index
Large Cap Value Enhanced Index Fund	Russell 1000 Value Index
Mid Cap Enhanced Index Fund	Russell Midcap® Index
Small Cap Enhanced Index Fund	Russell 2000® Index

The portfolio manager's compensation plan can give rise to potential conflicts of interest. The manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the funds may outperform the securities selected for each fund.

In addition to managing each fund's investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Kaufmann as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	21	1	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 69,683	$ 5,818	$ 1,069
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Large Cap Growth Enhanced Index ($49 (in millions) assets managed); Large Cap Value Enhanced Index ($69 (in millions) assets managed); Large Cap Core Enhanced Index ($1,047 (in millions) assets managed); Mid Cap Enhanced Index ($32 (in millions) assets managed); Small Cap Enhanced Index ($81 (in millions) assets managed); and International Enhanced Index ($20 (in millions) assets managed).

GEIB-10-02 February 19, 2010
1.893855.102

As of December 31, 2009, the dollar range of shares beneficially owned by Mr. Kaufmann was as follows:

Fund	Dollar Range of Shares
Large Cap Growth Enhanced Index	none
Large Cap Value Enhanced Index	none
Large Cap Core Enhanced Index	none
Mid Cap Enhanced Index	none
Small Cap Enhanced Index	none
International Enhanced Index	none